UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 26, 2004
Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA 22033
(Address of principal executive offices)

(703) 218-6000
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits. The following exhibit is furnished with this report.

99.1	Press release, dated May 26, 2004, announcing that ManTech International Corporation will change its revenue guidance for the second quarter of fiscal year 2004 and its earnings guidance for the second quarter of fiscal year 2004 and full fiscal year 2004.

ITEM 9. REGULATION FD DISCLOSURE.

On May 26, 2004, ManTech International Corporation issued a press release announcing a change to its revenue guidance for the second quarter of fiscal year 2004 and its earnings guidance for the second quarter of fiscal year 2004 and full fiscal year 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                     MANTECH INTERNATIONAL CORPORATION

Date:  May 26, 2004

/s/ Ronald R. Spoehel Name: Ronald R. Spoehel Title: Executive Vice President and Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

For additional information contact:
Mark Root	Maureen Crystal
Executive Director, Corporate Communications	Executive Director, Investor Relations
off: 703-218-8397; cell: 703-407-9393	703-218-8262
mark.root@mantech.com	maureen.crystal@mantech.com

ManTech Adjusts 2004 Second Quarter and Full Year Guidance to Reflect Change in Estimate on Fixed Price PSI Contract

FAIRFAX, Virginia, May 26, 2004 – ManTech International Corporation (Nasdaq: MANT), a leading provider of innovative technologies and solutions focused on mission-critical national security programs for the Department of Defense, the Intelligence Community, the Department of State, the Department of Justice, the Department of Homeland Security and other U.S. federal government customers, announced today that it will change its guidance for the second quarter and full year. This results from an adjustment to revenue in the current quarter due to a change in estimate of revenue earned and level of work remaining to be completed under a fixed-price unit type contract at ManTech MSM Security Services, Inc. (MSM), the ManTech subsidiary that performs personnel security investigations (PSIs) for various federal government agencies. ManTech expects that this additional work will be completed in the second and third quarters of 2004 at which time revenue, in the amount of the adjustment of $11.3 million, will be recognized.

This adjustment will not affect the Company’s revenue guidance for the full year 2004, but affects other guidance as follows:

Full Year:

	Prior Guidance	Revised Guidance
Revenues:	$840 million - $855 million	$840 million - $855 million
Earnings Per Share	$1.38 - $1.42	$1.17 - $1.21
Weighed Average Common
Shares Outstanding	32.6 million	32.6 million

Second Quarter:

	Prior Guidance	Revised Guidance
Revenues:	$204 million - $208 million	$197 million - $201 million
Earnings Per Share	$0.32 - $0.34	$0.13 - $0.15
Weighed Average Common
Shares Outstanding	32.5 million	32.5 million

Conference Call:

ManTech executive management will hold a conference call tomorrow (May 27) at 11 a.m. EST, to discuss the revised guidance, revenue adjustment and answer questions. Interested parties may access the call by dialing (800) 759-3578 (domestic) or (706) 679-7301 (international). The conference call will be Webcast (listen only) simultaneously via the Internet at www.mantech.com. Interested parties should dial in or log on approximately ten minutes prior to the start of the call.

A replay of the call will be available beginning at 2 p.m. today and will remain available through midnight, June 11. To access the replay, call (800) 642-1687 (domestic) or (706) 645-9291 (international). The confirmation code for the replay is 7794994. A replay will also be available on ManTech’s Website approximately two hours after the conclusion of the call.

About ManTech International Corporation:

Headquartered in Fairfax, Virginia, ManTech International Corporation is a leading provider of innovative technologies and solutions for mission-critical national security programs for the Department of Defense, the Intelligence Community, the Department of State, the Department of Justice, the Department of Homeland Security and other U.S. federal government customers. The company’s expertise includes software development, enterprise security architecture, information assurance, intelligence operations support, network and critical infrastructure protection, information technology, communications integration and engineering support. The company supports the advanced telecommunications systems that are used in Operation Iraqi Freedom and in other parts of the world; provides the physical and cyber security to protect U.S. embassies all over the world; has developed a secure, collaborative communications system for the U.S. Department of Homeland Security; and is helping the Department of Justice’s U.S. Marshall Service deploy a common, office automation system. With annual revenues in excess of $700 million and more than 5,000 highly qualified employees, the company operates in the United States and 34 countries worldwide. Additional information on ManTech can be found at www.mantech.com.

Forward-Looking Information:

Statements and assumptions made in this press release, which do not address historical facts, constitute “forward-looking” statements that ManTech believes to be within the definition in the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, many of which are outside of our control. Words such as “may,” “will,” “intends,” “should,” “expects,” “plans,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “opportunity,” or the negative of these terms or words of similar import are intended to identify forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse changes in U.S. government spending priorities; failure to retain existing U.S. government contracts or win new contracts; failure to obtain option awards, task orders, or funding under contracts; risks of contract performance; risks of contract termination, either for default or for the convenience of the U.S. government; adverse results of U.S. government audits of our U.S. government contracts; risks associated with complex U.S. government procurement laws and regulations; failure to experience favorable results from acquisition synergies; and material changes in laws or regulations applicable to the company’s businesses. These and other risk factors are more fully discussed in the section entitled “Risks Related to the Company’s Business” in ManTech’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2004, and, from time to time, in ManTech’s other filings with the Securities and Exchange Commission, including among others, its reports on Form 8-K and Form 10-Q.

The forward-looking statements included in this news release are only made as of the date of this news release and ManTech undertakes no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.